UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

THE FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi

(Address of principal executive officers)

39402

(Zip Code)

(601) 268-8998

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On February 15, 2018 (the “Notification Date”), The First Bancshares, Inc. (the “Company”) was notified by T.E. Lott & Company (“Lott”), that its senior audit partner had decided to retire and as a result Lott will not stand for re-appointment as the Company’s independent registered public accounting firm following the issuance of the Company’s audited financial statements and filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

On February 15, 2018, the Audit Committee of the Company’s Board of Directors approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2018, subject to completion of Crowe’s standard client acceptance procedures and the execution of an engagement letter.

Lott’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2016 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and December 31, 2016, and the subsequent interim period through the Notification Date, there were (i) no disagreements with Lott within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lott, would have caused Lott to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Lott with a copy of the disclosures contained herein prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that Lott furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Lott’s letter dated February 22, 2018, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and December 31, 2016, and the subsequent interim period through the Notification Date, neither the Company nor anyone acting on behalf of the Company consulted with Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter, dated February 22, 2018, from T.E. Lott & Company to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.

Date: February 22, 2018

/s/ Donna T. (Dee Dee) Lowery
	Name:	Donna T. (Dee Dee) Lowery
	Title:	EVP and CFO